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                                                                   Exhibit 10.32

                             STOCK OPTION AGREEMENT

THIS STOCK OPTION AGREEMENT is entered into as of July 6, 2001 by and between TIMOTHY MAHONEY ("Optionee") and VFINANCE.COM, INC., a Delaware corporation (the "Corporation").

                              W I T N E S S E T H:

WHEREAS, Optionee and the Corporation have concurrently herewith entered into a certain Employment Agreement (the "Employment Agreement"); and

WHEREAS, the Corporation desires to grant to Optionee the option to acquire shares of common stock, $.01 par value, of the Corporation (the "Common Stock") upon the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants set forth herein and other good and valuable consideration, the receipt of which is hereby acknowledged, Optionee and the Corporation hereby agree as follows:

1. (a) GRANT OF THE OPTIONS. Subject to the terms and conditions of this Agreement, the Corporation hereby grants to Optionee the right to purchase (individually referred to as the "Option" or collectively referred to as the "Options") from the Corporation Five Hundred Thousand (500,000) shares of the Common Stock (the "Option Shares"), subject to the following vesting schedule, at the per share purchase price equal to the closing price of the Corporation's Common Stock on the day preceding the date of this Agreement but in no event less than $0.625 per share for a five (5) year period commencing on the date hereof:

                  (i)      125,000 Option Shares shall vest on the date hereof;

                  (ii) 125,000 Option Shares shall vest one (1) year from the date hereof;

                  (iii) 125,000 Option Shares shall vest two (2) years from the date hereof;

                  (iv) 125,000 Option Shares shall vest three (3) years from the date hereof

2. RIGHTS OF OPTIONEE. Optionee by virtue of holding the Options to purchase the Option Shares shall not have any rights to any dividends to be distributed by the Corporation to the shareholders or any other rights of a shareholder in the Corporation with respect to any of the Option Shares until Optionee exercises the Option to purchase the Option Shares pursuant to Section 5 of this Agreement.

3. TRANSFERABILITY OF THE OPTIONS. The Options may not be assigned, transferred, or otherwise disposed of, or pledged or hypothecated or in any way be subject to execution, attachment or other process. Any assignment, transfer, pledge, hypothecation or other disposition of the Options attempted contrary to the provisions of this Agreement or any levy, execution, attachment or other process attempted upon the Options will be null and void and without effect.

4. EXERCISE OF THE OPTIONS. The Option to purchase the Option Shares shall be exercisable upon the terms and conditions hereinafter set forth:

Subject to the terms and conditions of this Agreement, the Option to purchase the Option Shares shall be exercisable by Optionee upon delivery of notice to the Corporation (the "Exercise Notice") in accordance with the procedure prescribed in this Section 4. The Exercise Notice shall state that Optionee has elected to exercise the Option or any portion thereof. The Option may be exercised by the Optionee, in whole or in part, by the delivery of the Exercise Notice to the office of the Corporation, and by payment to the Corporation of the Purchase Price in cash or by wire transfer, for each share being purchased. Upon the exercise of the Option, a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the holder, shall be promptly delivered to the holder hereof within a reasonable



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time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of the Option shall for all purposes be deemed to have become the holder of record of such shares on the date on which the Exercise Notice was delivered and payment of the Purchase Price was made, except that, if the date of such surrender and payment is a date on which the stock transfer books of the Corporation are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

5. ACCELERATED VESTING AND EXERCISE PERIOD.

(a) DEATH OR DISABILITY. In the event of Optionee's death or Disability while employed with the Corporation prior to Optionee's vesting or exercise of all of the Options, then all of the Options shall become immediately vested and exercisable. For purposes hereof, ADisability@ shall mean Optionee's failure to perform his employment duties with the Company for a continuous three month period, or an aggregate of four months during any six month period, as a result of ANY illness or accident, as verified by at least two U.S. licensed medical doctors reasonably acceptable to the Company.

(b) CESSATION OF EMPLOYMENT. Notwithstanding anything to the contrary contained herein, in the event that Optionee ceases to be employed by the Corporation for any reason other than Optionee's death, Disability or termination by the Company without cause (as defined within the Employment Agreement) (the date of Optionee's cessation of employment shall be referred to as the "Cessation Date"), then all non-vested Options shall expire and be forfeited on the Cessation Date. In the event that the Company terminates Optionee's employment without cause, then all non-vested Options shall immediately vest as of the Cessation Date.

(c) CHANGE OF CONTROL. In the event of a "Change of Control" or a sale of all or substantially all of the assets of the Corporation, then all non-vested Options shall immediately vest. For purposes of this Agreement, "Change of Control" shall mean (i) the occurrence of any event or transaction or series thereof pursuant to which any person or group (as used in Rule 13(d)-1 of the Securities Exchange Act of 1934) acquires beneficial ownership or control in excess of 50% of the outstanding voting shares of the Company, or (ii) that the directors of the Company serving on its Board of Directors on the date immediately preceding such event or transaction or series thereof shall, in the aggregate, represent less than fifty percent (50%) of the Board of Directors after such event or transaction or series thereof.

6. RESERVATION OF SHARES. The Corporation covenants and agrees that at all times that this Stock Option Agreement shall be in effect it shall have authorized, and reserved, Common Stock of the Corporation sufficient for the exercise of the Options and the purchase of Common Stock by Optionee.

7. SUBSTITUTION OF THIS AGREEMENT UPON ADOPTION OF QUALIFIED STOCK OPTION PLAN. It is possible that the Corporation will, within twelve (12) months from the date of this Agreement, adopt a Qualified Stock Option Plan for members of its senior executive management, including Optionee. In the event of such adoption, the Corporation agrees upon written request from Optionee to amend this Agreement so as to cancel all unvested option rights set forth herein, PROVIDED, HOWEVER that the same economic terms (including numbers of share options, vesting periods and price) remain the same with respect to Optionee, and are granted to Optionee, pursuant to the terms of the adopted Qualified Stock Option Plan. All rights existing as to vested Stock Options as set forth herein shall remain in effect notwithstanding the adoption of a Qualified Stock Option Plan.

8. INVESTMENT. Optionee acknowledges that the Option Shares are not being offered pursuant to a registration statement under the Securities Act of 1933, as amended (the "Act"), or any other securities laws. Optionee acknowledges that the Option Shares are being acquired for Optionee's own account for investment purposes only and not with a view to, or for sale in connection with, any public distribution thereof and will not sell, or offer to sell or otherwise dispose, of any interest in the Option Shares acquired by Optionee in violation of the Act. Optionee has had substantial experience in business and financial matters and in making investments of the type contemplated by this Agreement, is capable of evaluating the merits and risks of the purchase of the Option Shares and is able to bear the economic risks of such investment.





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9. LIQUIDITY. Although there can be no assurance that the Option Shares will be registered under the Act, that an exemption from such registration will be available, or that there will be a market for the Option Shares in the future, the Corporation agrees to use its best efforts to enable and facilitate Optionee's sale or disposition of the Option Shares in compliance with the Act at the earliest date reasonably practicable. Furthermore, Optionee is hereby granted registration rights as described in Exhibit A attached hereto and incorporated herein.

10. ADJUSTMENTS. In the event of a stock dividend, stock split, share combination, recapitalization, merger, consolidation or reorganization of or by the Corporation, the number or class of shares purchasable (and purchase price per share) upon exercise of the Option immediately prior thereto shall be adjusted so that Optionee shall be entitled to receive the kind and number of shares or other securities which Optionee would have owned or have been entitled to receive after the happening of any of the events described above, had the Option been exercised immediately prior to the happening of any of such events or any record date with respect thereto. Any adjustment made pursuant to this Section shall become effective immediately after the effective date of such events retroactive to the record date, if any, for such events. In the event that any director, officer or employee of the Company shall hereafter be granted options or warrants with antidilution provisions in addition to the foregoing adjustment provision, then Optionee shall be deemed to have been granted the same antidilution provisions with respect to the Options granted by this Agreement. In the event of the grant of more than one such future antidilution provisions, then Optionee shall be deemed to have been granted the most favorable of such antidilution provisions thereof.

11. NOTICES. Any notice required or permitted hereunder shall be deemed validly given if delivered by hand, verified overnight delivery, or by first class, certified mail to the following address of Optionee (or to such other address as Optionee may notify in writing to Corporation):

           If to Optionee:                   Timothy Mahoney
                                             68 Cayman Place
                                             Palm Beach Gardens, Florida 33418

           If to the Company:                vFinance.com, Inc.
                                             3010 N. Military Trail, Suite 300
                                             Boca Raton, Florida 33431
                                             Attention: President

12. BENEFITS OF AGREEMENT. This Agreement shall inure to the benefit and shall be binding upon the successors, heirs, legal representatives and permitted assigns of the parties hereto.

13. SEVERABILITY. In the event that any one or more provisions of this Agreement shall be deemed to be illegal or unenforceable such illegality or unenforceability shall not affect the validity and enforceability of the remaining legal and enforceable provisions hereof, which shall be construed as if such illegal or unenforceable provision or provisions had not been inserted.

14. GOVERNING LAW; VENUE. This Agreement will be covered and construed under the laws of the State of Florida, without giving effect to rules governing conflicts of law, with proper venue with respect to all disputes related to this Agreement being Broward County, Florida.

15. COUNTERPARTS. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.



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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                       THE CORPORATION:

                                       VFINANCE.COM, INC., a Delaware
                                        corporation


                                       By: /s/ Leonard J. Sokolow
                                           -------------------------------------
                                               Leonard J. Sokolow

                                       Title: President and
                                              Chief Executive Officer


                                       OPTIONEE: /s/ Timothy Mahoney
                                                 -------------------------------
                                                     Timothy Mahoney





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                                   EXHIBIT "A"

                               REGISTRATION RIGHTS

Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Option to which this Exhibit A is attached.

(a) PIGGY-BACK REGISTRATION RIGHTS. If at any time commencing after January 1, 2001 until the expiration of the Option (the "Registration Period"), vFinance.com, Inc. (the "Company") proposes to register any of securities under the Securities Act (other than registration of a stock option, stock purchase or compensation or incentive plan or of stock issued or issuable pursuant to any such plan, or dividend investment plan, a registration of stock proposed to be issued in exchange for securities or assets of, or in connection with the merger or consolidation with, another person or entity , or a registration of stock proposed to be issued in exchange for securities of such other person or entity), the Company shall give prompt written notice thereof to the Holder and, upon the written request made within ten (10) days after the Holder and, upon receipt of such notice, the Company shall use its best efforts to effect as part of such registration the registration under the Securities Act of that number of the Option shares ("Option Shares") which the Holder requests the Company to register, provided that if the registration relates to a firm commitment, underwritten public offering, the managing underwriter of the Company's public offering, if any, shall be of the opinion that the inclusion in such registration of such number of Option Shares will not interfere with the successful marketing of all of the Company's securities being registered. If the managing underwriter, if any, reasonably requests the Holder to reduce in whole or in part the number of Option Shares sought or be registered by the Holder, the Holder shall comply with the request of the managing underwriter. In any underwritten offering, the Holder shall sell the Option Shares registered as part of such underwritten offering to the underwriters of such offering on the same terms and conditions as apply to the Company. In connection with any registration pursuant to this Section (a), the Holder shall provide the Company with such information regarding the Holder and the distribution of the Option Shares as the Company and the managing underwriter shall reasonably request for use in the registration statement relating to such offering. The Company shall pay all costs and expenses of the Holder. The Company shall not be obliged to effect registration under the Securities Act pursuant to this Section (a) on more than one occasion; PROVIDED, HOWEVER, that this limitation shall not apply if the number of shares requested to be registered by the Holder shall have been reduced pursuant to the second sentence of this Section (a) unless and until the occurrence of an occasion on which the shares requested by the Holder to be registered have not been so reduced.

(b) DEMAND REGISTRATION RIGHTS. During the Registration Period but subsequent to January 1, 2002, the Holder shall have the following demand registration rights, subject to the conditions herein:

(i) REGISTRATION REQUEST. At any time during the Registration Period but subsequent to January 3, 2002, and within 45 days of receipt by the Company of the written request of the Holder, the Company shall diligently proceed to file with the Securities Exchange Commission (the "SEC") a registration statement under the Securities Act, on Form S-3 (or any successor form), or if the Company is not eligible for Form S-3, on such other appropriate form as the Company shall select, covering such number of Option Shares as the Holder shall notify the Company in writing. The Company will use its best efforts to cause such registration statement to become effective as soon as practicable following such request; provided, however, that the Company will not be required to file a registration statement on more than one occasion.

(ii) INFORMATION AND COSTS. The Holder shall provide the Company with such information for use in the registration statement relating to such offering with respect to the Option Shares to be sold, the plans for the proposed disposition thereof, and such other information as shall in the opinion of counsel for the Company be necessary to enable the Company to include in such registration statement (or any amendment or supplement thereto) all material facts required to be disclosed with respect to the Holder. The Company shall bear the cost of such registration, including, but not limited to, all registration and filing fees, and printing expenses.




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(iii) OBLIGATION OF THE COMPANY. If and when the Company shall be required to prepare a registration statement pursuant to this Section (b), the Company will:

1) use its best efforts to effect and to keep effective the necessary registrations or qualifications under the securities or Blue Sky laws of such jurisdictions within the United States as the Holder may reasonably request so as to permit the sale, transfer or other disposition of the Option Shares being registered; provided, that the Company shall not be required in connection therewith or a condition thereto to qualify to do business or file a general consent to service of process in any such jurisdictions;

2) furnish to the Holder such number of prospectuses (and each amendment and supplement thereto) conforming to the requirements of the Securities Act, and the rules and regulations thereunder, and such number of preliminary prospectuses (containing substantially the information required to be provided in such prospectuses) as the Holder or its underwriters may from time to time reasonably request.

3) promptly notify the Holder of the happening of any event as a result of which any preliminary prospectus or prospectus included in any registration statement hereunder includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

4) register the Option Shares to be sold on the securities exchange on which the common stock of the Company may be listed so that they may be freely transferable without restriction on such exchange.

5) keep such registration effective until the earlier of (a) twelve (12) months after the effective date of the registration period, (b) the date all the Option Shares have been sold or (c) the Expiration Date.

(c) GENERAL CONDITIONS. In connection with each registration effected pursuant to Section (a) or Section (b), the Company and the Holder agree as follows:

(i) INDEMNIFICATION OF HOLDER. The Company shall indemnify and hold harmless the Holder against any and all losses, claims, damages, or liabilities to which the Holder may become subject under the Securities Act, or any other statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, if such settlement is effected with the written consent of the Company, and to reimburse them for any legal or other expenses incurred by them in connection with investigating any claims and defending any action insofar as any such losses, claim, damages, liabilities or actions arise out of or are based upon 1) any untrue statement or alleged untrue statement of a material fact, contained in the registration statement relating to the sale of the Option Shares, or any post-effective amendment thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, 2) any untrue statement or alleged untrue statement of a material fact, contained in a preliminary prospectus, if used prior to the effective date of such registration statement, or contained in the prospectus (as amended or supplemented, if the Company shall have filed with the SEC any amendment thereof or supplement thereto), if used within the period during which the Company is required to keep the registration statement to which the prospectus relates current pursuant to the terms hereof, or the omission or alleged omission to state therein (if so used) the material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The indemnification agreement contained in this agreement, however, shall not: 1) apply to such losses, claims, damages, liabilities, or actions arising out of, or based upon, any such untrue statement or alleged omission, if such statement or omission was in reliance upon and in conformity with the information furnished in writing to the Company by the Holder for use in the registration statement or any preliminary prospectus or prospectus contained in the registration statement or any amendment thereof or supplement thereto, or 2) inure to the benefit of any underwriter from whom the person asserting any such losses, claims, damages, expenses or liabilities purchased the securities which are the subject thereof (or to the benefit of any person controlling such underwriter), if such underwriter failed to send or give a copy of the prospectus to such person at or prior to the written confirmation of the sale of such securities to such person.

(ii) INDEMNIFICATION OF THE COMPANY. The Holder and each underwriter of the Option Shares to be registered (such party and such underwriters being referred to severally in this subparagraph as the



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"Indemnifying Party") shall agree, in the same manner and to the same extent as set forth in the preceding paragraph, to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, its directors and those officers of the Company who shall have signed such registration statement, with respect to any statement in or omission from such registration statement or any post-effective amendment thereof or any preliminary prospectus (as amended or supplemented, if amended or supplemented as aforesaid) contained in such registration statement, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company by such Indemnifying Party for use in such registration statement or any preliminary prospectus or prospectus contained in such registration statement or any amendment thereof or supplement thereto.

(iii) NOTICE OF INDEMNIFIABLE ACTION. Each indemnified party will, promptly after the receipt of notice of the commencement of any action against such indemnified party in respect of which indemnity may be sought from a party hereto on account of an indemnity agreement contained in this Section, notify the indemnifying party in writing of the commencement thereof. The omission of any indemnified party so to notify an indemnifying party of any such action shall relieve the indemnifying party from any liability in respect of such action which it may have to such indemnified party on account of the indemnity agreement contained in this Section, but shall not relieve the indemnifying party from any other liability which it may have to such indemnified party.

(iv) TERMINATION OF OBLIGATION. The Company shall not be required to file a registration statement or to keep a registration statement effective if the Option Shares could be publicly sold without registration under the Securities Act.





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